Offerings - Offering: 1	Aug. 05, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 12,648,751.86
Fee Rate	0.01531%
Amount of Registration Fee	$ 1,936.52
Offering Note	Calculated solely for purposes of determining the amount of the filing fee. This amount is based upon the offer to purchase up to 625,866 Class I Units of North Haven Private Income Fund A LLC at a price equal to $20.21 per unit, which represents the Company’s net asset value as of June 30, 2025.Calculated at $153.10 per $1,000,000 of the transaction value.